Exhibit 1.1

EXECUTION COPY

PROLOGIS, L.P., as Issuer

PROLOGIS, INC., as Parent Guarantor

€700,000,000 1.375% Notes due 2021

UNDERWRITING AGREEMENT

dated May 6, 2015

Morgan Stanley & Co. International plc

J.P. Morgan Securities plc

Merrill Lynch International

Citigroup Global Markets Limited

Goldman, Sachs & Co.

Wells Fargo Securities International Limited

Prologis, L.P.

Prologis, Inc.

Underwriting Agreement

May 6, 2015

Morgan Stanley & Co. International plc

J.P. Morgan Securities plc

Merrill Lynch International

c/o Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

c/o J.P. Morgan Securities plc

25 Bank Street

London E14 5JP

United Kingdom

c/o Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

and the several other Underwriters named in Schedule A hereto

Ladies and Gentlemen:

Introductory. Prologis, L.P., a Delaware limited partnership (the “Issuer”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), acting severally and not jointly, the respective amounts set forth in Schedule A hereto of €700,000,000 aggregate principal amount of the Issuer’s 1.375% Notes due 2021 (the “Debt Securities”). Morgan Stanley & Co. International plc, J.P. Morgan Securities plc and Merrill Lynch International, have agreed to act as lead managers of the several Underwriters (in such capacity, the “Lead Managers”) in connection with the offering and sale of the Securities (as defined below).

The Securities will be issued pursuant to an indenture, dated as of June 8, 2011 (the “Base Indenture”), among the Issuer, Prologis, Inc., a Maryland corporation, as the parent guarantor (the “Parent Guarantor”), and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of June 8, 2011 (the “First Supplemental Indenture”), the second supplemental indenture, dated as of June 8, 2011

(the “Second Supplemental Indenture”), the third supplemental indenture, dated as of June 8, 2011 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of June 8, 2011 (the “Fourth Supplemental Indenture”), the fifth supplemental indenture, dated as of August 15, 2013 (the “Fifth Supplemental Indenture”), the sixth supplemental indenture, dated as of December 3, 2013 (the “Sixth Supplemental Indenture”), and the seventh supplemental indenture, dated as of February 20, 2014 (the “Seventh Supplemental Indenture,” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, the “Indenture”), among the Issuer, the Parent Guarantor, the Trustee and Elavon Financial Services Limited, as paying agent (the “Paying Agent”), providing for the issuance of debt securities in one or more series, all of which will be entitled to the benefit of the Guarantees referred to below. The Securities will be issued in book-entry form and registered in the name of a common depositary or its nominee on behalf of Clearstream Banking, société anonyme, Luxembourg (“Clearstream”) and Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”). Pursuant to the Indenture, the Parent Guarantor has agreed to irrevocably and unconditionally guarantee on a senior basis (the “Guarantees” and, together with the Debt Securities, the “Securities”), to each holder of Debt Securities, (i) the full and prompt payment of the principal of and any premium, if any, on any Debt Securities when and as the same shall become due, whether at the maturity thereof, by acceleration, redemption or otherwise and (ii) the full and prompt payment of any interest on any Debt Securities when and as the same shall become due and payable.

As more fully described in the Disclosure Package (as defined below), the Parent Guarantor and Prologis USLV Operating Partnership, L.P., a Delaware limited partnership and a joint venture between the Parent Guarantor and Norges Bank Investment Management (“USLV”), have entered into a Purchase and Sale Agreement, dated as of April 17, 2015 (the “Acquisition Agreement”), with KIF Property Trust (“KIF”), KTR Property Trust I (“KTR I”) and KTR Property Trust III (together with KIF and KTR I, the “Funds”), providing for the acquisition of the real estate assets of the Funds (the “Acquisition”).

The Parent Guarantor and the Issuer have prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-195316), including any amendments thereto, which contains a base prospectus dated April 16, 2014 (the “Base Prospectus”), to be used in connection with the public offering and sale of debt securities and guarantees, including the Securities, and other securities of the Parent Guarantor under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), and the offering thereof from time to time in accordance with Rule 415 under the Securities Act. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is called the “Registration Statement.” The term “Prospectus” shall mean the final prospectus supplement relating to the Securities, together with the Base Prospectus, that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto. The term “Preliminary Prospectus” shall mean the most recent preliminary prospectus supplement relating to the Securities, together with the Base Prospectus, that is distributed to investors prior to the Initial Sale Time (as defined below) and filed with the Commission pursuant to Rule 424(b). Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents that are or are deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act prior to 12:36 p.m. (New York City time) on May 6, 2015 (the “Initial Sale Time”). All references in this Agreement to the Registration Statement, the Preliminary Prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “disclosed,” “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, Preliminary Prospectus or Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, prior to the Initial Sale Time; and all references in this Agreement to amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, after the Initial Sale Time.

Each of the Parent Guarantor and the Issuer hereby confirms its agreements with the Underwriters as follows:

SECTION 1. Representations and Warranties. Each of the Parent Guarantor and the Issuer, jointly and severally, hereby represents, warrants and covenants to each Underwriter as of the date hereof, as of the Initial Sale Time and as of the Closing Date (in each case, a “Representation Date”), as follows:

(a) Compliance with Registration Requirements. The Parent Guarantor and the Issuer meet the requirements for use of Form S-3 under the Securities Act. The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Parent Guarantor or the Issuer, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional or supplemental information has been complied with. In addition, the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

At the respective times the Registration Statement and any post-effective amendments thereto (including the filing of the Parent Guarantor’s and the Issuer’s most recent jointly-filed Annual Report on Form 10-K with the Commission (the “Annual Report on Form 10-K”)) became effective and at each Representation Date, the Registration Statement and any amendments thereto (i) complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Securities Act Regulations”) and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and (ii) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Date (and with regards to the Preliminary Prospectus, as of its date), neither the Preliminary Prospectus nor the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act (the “Form T-1”) and (ii) statements in or omissions from the Registration Statement or any post-effective amendment or the Prospectus or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Parent Guarantor or the Issuer in writing by any Underwriter through the Lead Managers expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

Each preliminary prospectus and prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act Regulations and the Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b) Disclosure Package. The term “Disclosure Package” shall mean (i) the Preliminary Prospectus, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Annex I hereto and (iii) any other Issuer Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of the Initial Sale Time, (i) the Disclosure Package did not, and (ii) each Issuer Free Writing Prospectus listed in Annex II hereof taken together with the Disclosure Package did not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Parent Guarantor or the Issuer by any Underwriter through the Lead Managers expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(c) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus (i) at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”) and (ii) when read together with the other information in the Disclosure Package, at the Initial Sale Time, and when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Parent Guarantor and Issuer are each a Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Parent Guarantor or the Issuer or any person acting on either the Parent Guarantor’s or the Issuer’s behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, and (iv) as of the date hereof (the “Execution Time”), each of the Parent Guarantor and the Issuer was and is a “well known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act, that initially became effective within three years of the Execution Time; neither the Parent Guarantor nor the Issuer has received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form; and neither the Parent Guarantor nor the Issuer has otherwise ceased to be eligible to use the automatic shelf registration statement form.

(e) The Parent Guarantor and the Issuer are not Ineligible Issuers. (i) At the earliest time after the filing of the Registration Statement when a bona fide offer (as used in Rule 164(h)(2) of the Securities Act Regulations) of the Securities is first made by the Parent Guarantor, the Issuer or any other offering participant, and (ii) as of the Execution Time, neither the Parent Guarantor nor the Issuer was or is an Ineligible Issuer (as defined in Rule 405 of the Securities Act).

(f) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date of which the Issuer notified or notifies the Lead Managers, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Issuer by any Underwriter through the Lead Managers expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(g) Distribution of Offering Material by the Parent Guarantor and the Issuer. Neither the Parent Guarantor nor the Issuer has distributed, or will distribute, prior to the later of the Closing Date, and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus reviewed and consented to by the Lead Managers and identified in Annex I and Annex II hereto.

(h) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Parent Guarantor and the Issuer.

(i) The Acquisition Agreement. The Acquisition Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, each of the Parent Guarantor and USLV, enforceable against each of the Parent Guarantor and USLV in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. To the knowledge of the Parent Guarantor, no party is in breach of its representations, warranties or covenants contained in the Acquisition Agreement, except as such breach would not have a material adverse effect on the completion of the Acquisition.

(j) Authorization of the Base Indenture and Certain Supplemental Indentures. Each of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture have been duly authorized, executed and delivered by each of the Parent Guarantor and the Issuer and constitutes a valid and binding agreement of the Parent Guarantor and the Issuer, enforceable against each of the Parent Guarantor and the Issuer in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(k) [Reserved].

(l) Authorization of the Debt Securities. The Debt Securities to be purchased by the Underwriters from the Issuer are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Issuer and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(m) Authorization of the Guarantees. The Guarantees are in the form contemplated by the Indenture and have been duly authorized for issuance by the Parent Guarantor pursuant to this Agreement and the Indenture and, and when the Debt Securities are executed and authenticated in accordance with the provisions of the Indenture and the Guarantees are executed and delivered in accordance with the provisions of the Indenture, the Guarantees will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(n) Description of the Securities and the Indenture. The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.

(o) No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development involving the Parent Guarantor or its subsidiaries, the Issuer or the subsidiaries of the Issuer that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Parent Guarantor, the Issuer and their respective consolidated subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Parent Guarantor, the Issuer and the subsidiaries of the Issuer, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business or entered into any material transaction or agreement not in the ordinary course of business; (iii) there has been no development that could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated by the Acquisition Agreement, including, without limitation, the Acquisition; and (iv) except for regular quarterly dividends on the common stock or shares or preferred stock or shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Parent Guarantor or the Issuer or, except for dividends paid to the Parent Guarantor, the Issuer or subsidiaries of the Issuer, any subsidiaries of the Issuer on any class of capital stock or shares or repurchase or redemption by the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer of any class of capital stock or shares.

(p) Independent Accountants. KPMG LLP, who have expressed their opinion with respect to the audited financial statements of (1) the Parent Guarantor and its consolidated subsidiaries and (2) the Issuer and its consolidated subsidiaries, in each case as of December 31, 2013 and 2012 and for the fiscal years ended December 31, 2014, 2013 and 2012, all incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act and a registered public accounting firm within the meaning of the Sarbanes-Oxley Act of 2002.

(q) Preparation of the Financial Statements. The audited consolidated financial statements for the fiscal years ended December 31, 2014, 2013 and 2012 of the Parent Guarantor and the Issuer, together with the related notes thereto and related schedules incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, present fairly the consolidated financial position of the Parent Guarantor, or the consolidated financial position of the Issuer, as applicable, as of and at the dates indicated and the results of their respective operations and cash flows for the periods specified. Such financial statements and related schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The summary financial information included in the Preliminary Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(r) Incorporation and Good Standing of the Parent Guarantor. The Parent Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has all power and authority necessary to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus, and to enter into and perform its obligations under each of this Agreement, the Guarantees and the Indenture. The Parent Guarantor is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(s) Organization and Good Standing of the Issuer. The Issuer has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Debt Securities. The Issuer is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. The Parent Guarantor is the sole general partner of the Issuer and owns the percentage interest in the Issuer as set forth or incorporated by reference in the Preliminary Prospectus, the Disclosure Package and the Prospectus.

(t) Incorporation and Good Standing of Significant Subsidiaries. Each subsidiary and joint venture of the Parent Guarantor listed on Schedule B hereto (collectively, the “Significant Subsidiaries”) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, trust, partnership, limited liability company or other entity, as the case may be, and (except as to any general partnership) in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus. Each Significant Subsidiary is duly qualified as a foreign corporation, trust, partnership, limited liability company or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock and other equity interests of each Significant Subsidiary have been duly authorized and validly issued, and are fully paid and (except for general partnership interests and directors’ qualifying shares) non-assessable; all shares of outstanding capital stock and other equity interests of each Significant Subsidiary held by the Parent Guarantor, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for the pledge of such capital stock or other interests to secure borrowings of the Parent Guarantor or one of its wholly owned subsidiaries.

(u) Capital Stock Matters. All of the issued and outstanding shares of capital stock of the Parent Guarantor have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws.

(v) Capitalization. The Parent Guarantor has an authorized capitalization as set forth in the Disclosure Package and the Prospectus under the heading “Capitalization”; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of common stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Disclosure Package and the Prospectus and except for options granted under, or contracts or commitments pursuant to, the previous or currently existing option and other similar officer, director, trustee or employee benefit plans of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer; and there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Parent Guarantor or the Issuer is a party, or by which either of them is bound, granting to any person the right to require either of the Parent Guarantor or the Parent Guarantor and the Issuer to file a registration statement under the Securities Act with respect to any securities of the Parent Guarantor or the Issuer or requiring the Parent Guarantor or the Issuer to include such securities with the Securities registered pursuant to any registration statement, except as set forth in the Disclosure Package and the Prospectus.

(w) Partnership Units of the Issuer. All of the issued and outstanding partnership units of the Issuer (the “Units”) have been duly and validly authorized and issued and conform to the description thereof contained or incorporated by reference in the Disclosure Package and the Prospectus. The Units owned by the Parent Guarantor are owned directly by the Parent Guarantor, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

(x) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Parent Guarantor, the Issuer nor any of the subsidiaries of the Issuer is in violation of its charter or by-laws or other similar constitutive documents, except, in the case of subsidiaries of the Issuer, for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. None of the Parent Guarantor, the Issuer nor any of the subsidiaries of the Issuer is in default (or, with the giving of notice or lapse of time or both, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer is a party or by which it or any of them may be bound, or to which any of the property or assets of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Parent Guarantor’s and the Issuer’s execution, delivery and performance of this Agreement and the Indenture, and the respective execution, issuance and delivery of the Debt Securities and the Guarantees, the consummation of the transactions contemplated hereby, by the Indenture and by the Disclosure Package and the Prospectus (i) have been duly authorized by all necessary corporate or other action, as the case may be, and will not result in any violation of the provisions of the charter or by-laws or other similar constitutive documents of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer, except, in the case of subsidiaries of the Issuer that are not Significant Subsidiaries, for such violations as would not, individually or in the aggregate, materially adversely affect the Parent Guarantor’s or the Issuer’s ability to consummate the transactions contemplated by this Agreement or the Indenture, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change or materially adversely affect the Parent Guarantor’s or the Issuer’s ability to consummate the transactions contemplated by this Agreement or the Indenture and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer, except for such violation as would not, individually or in the aggregate, result in a Material Adverse Change or materially adversely affect the Parent Guarantor’s or the Issuer’s ability to consummate the transactions contemplated by this Agreement or the Indenture. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Parent Guarantor’s or the Issuer’s execution, delivery and performance of this Agreement or the Indenture, or the execution, issuance and delivery of the Debt Securities or the Guarantees or the consummation of the transactions contemplated hereby or thereby and by the Disclosure Package and the Prospectus, except such as have been obtained or made by the Parent Guarantor or the Issuer and are in full force and effect under the Securities Act, the Trust Indenture Act and applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”) or the failure of which to obtain would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement or the Indenture.

(y) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Parent Guarantor’s or the Issuer’s knowledge, threatened (i) against or affecting the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer, (ii) which has as the subject thereof any officer, director of, or property owned or leased by, the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Parent Guarantor, the Issuer or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or materially adversely affect the consummation of the transactions contemplated by this Agreement or the Indenture.

(z) Labor Matters. No material labor dispute with the employees of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer exists or, to the best of the Parent Guarantor’s or the Issuer’s knowledge, is threatened or imminent, except for such disputes as would not, individually or in the aggregate, result in a Material Adverse Change.

(aa) Intellectual Property Rights. The Parent Guarantor, the Issuer and the subsidiaries of the Issuer own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted, except as would not result in a Material Adverse Change; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. None of the Parent Guarantor, the Issuer nor any of the subsidiaries of the Issuer has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. Neither the Parent Guarantor nor the Issuer is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus, and that are not described in all material respects in such documents. None of the technology employed by the Parent Guarantor or the Issuer has been obtained or is being used by the Parent Guarantor or the Issuer in violation of any contractual obligation binding on the Parent Guarantor, the Issuer or, to the knowledge of the Parent Guarantor and the Issuer, any of its officers, directors or employees or otherwise in violation of the rights of any persons, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change.

(bb) All Necessary Permits, etc. The Parent Guarantor, the Issuer and each of the subsidiaries of the Issuer possess such valid and current certificates, authorizations, permits, licenses, approvals, consents and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except for such certificates, authorizations, permits, licenses, approvals, consents and other authorizations as would not, individually or in the aggregate, result in a Material Adverse Change, and none of the Parent Guarantor, the Issuer nor any of the subsidiaries of the Issuer has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit, license, approval, consent or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(cc) Title to Properties. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Parent Guarantor, the Issuer and each of the subsidiaries of the Issuer has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(p) above (or elsewhere in the Disclosure Package and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Parent Guarantor, the Issuer or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Parent Guarantor, the Issuer or the subsidiaries of the Issuer.

(dd) Tax Law Compliance. The Parent Guarantor, the Issuer and the subsidiaries of the Issuer have filed all material federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. Each of the Parent Guarantor and the Issuer has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(p) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer has not been finally determined. With respect to all tax periods in respect of which the Internal Revenue Service is or will be entitled to any claim, the Parent Guarantor has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Internal Revenue Code”) and the Parent Guarantor’s present and contemplated organizational ownership, method of operation, assets and income are such that the Parent Guarantor will continue to meet such requirements.

(ee) Neither the Parent Guarantor nor the Issuer an “Investment Company.” Neither the Parent Guarantor nor the Issuer is, and after receipt of payment for the Debt Securities and the application of the proceeds as described in the Disclosure Package and the Prospectus under “Use of Proceeds” will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ff) Funding of Acquisition. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Parent Guarantor is not aware of any fact that will prevent the Parent Guarantor and its subsidiaries from having funds in amounts sufficient, together available cash or available liquidity, to consummate the Acquisition.

(gg) Insurance. Each of the Parent Guarantor, the Issuer and the subsidiaries of the Issuer taken as a whole carry or are covered by insurance in such amounts covering such risks as are generally deemed adequate and customary for their businesses. Each of the Parent Guarantor and the Issuer has no reason to believe that it or any of the subsidiaries of the Issuer will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(hh) No Price Stabilization or Manipulation. The Issuer has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of the Debt Securities.

(ii) Foreign Corrupt Practices. None of the Parent Guarantor, the Issuer nor any of their respective subsidiaries nor, to the knowledge of the Parent Guarantor and the Issuer, any director, officer, agent, employee or affiliate of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of (i) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (ii) the Bribery Act 2010 of the United Kingdom; and the Parent Guarantor, the Issuer, the subsidiaries of the Issuer and, to the knowledge of the Parent Guarantor and the Issuer their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(jj) Money Laundering. The operations of the Parent Guarantor, the Issuer and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer with respect to the Money Laundering Laws is pending or, to the best knowledge of the Parent Guarantor and the Issuer, threatened.

(kk) OFAC. Neither the Parent Guarantor, the Issuer nor any of their respective subsidiaries nor, to the knowledge of the Parent Guarantor and the Issuer, any director, officer, agent, employee or affiliate of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Parent Guarantor and the Issuer will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) none of the Parent Guarantor, the Issuer nor any of the subsidiaries of the Issuer is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Parent Guarantor, the Issuer or the subsidiaries of the Issuer under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has any of the Parent Guarantor, the Issuer or the subsidiaries of the Issuer received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority with respect to which the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer has received written notice, no investigation with respect to which the Parent Guarantor or the Issuer has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Parent Guarantor’s and the Issuer’s knowledge, threatened against the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer or any person or entity whose liability for any Environmental Claim the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer has retained or assumed either contractually or by operation of law; and (iii) to the best of the Parent Guarantor’s and the Issuer’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer or against any person or entity whose liability for any Environmental Claim the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer has retained or assumed either contractually or by operation of law.

(mm) ERISA Compliance. The Parent Guarantor, the Issuer and the subsidiaries of the Issuer and any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Parent Guarantor, the Issuer and the subsidiaries of the Issuer or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to any person or any subsidiary of such person, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code, of which such person or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Parent Guarantor, the Issuer and the subsidiaries of the Issuer or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). None of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” (ii) Sections 412, 4971 or 4975 of the Internal Revenue Code, or (iii) Section 4980B of the Internal Revenue Code with respect to the excise tax imposed thereunder. Each “employee benefit plan” established or maintained by the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or failure to act, which is reasonably likely to cause disqualification of any such employee benefit plan under Section 401(a) of the Internal Revenue Code.

(nn) Accounting Systems. The Parent Guarantor, the Issuer and the subsidiaries of the Issuer maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.

(oo) Disclosure Controls and Procedures. The Parent Guarantor and the Issuer established and maintain disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Parent Guarantor, and the Issuer and the subsidiaries of the Issuer is made known to the respective chief executive officer and chief financial officer of the Parent Guarantor and the Issuer by others within the Parent Guarantor and the Issuer or any of the subsidiaries of the Issuer, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Parent Guarantor and the Issuer’s auditors and the audit committee of the board of directors of the Parent Guarantor have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the ability of the Parent Guarantor or the Issuer to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the internal controls of the Parent Guarantor or the Issuer; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could materially affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

Any certificate signed by any officer of the Parent Guarantor or the Issuer or any of the subsidiaries of the Issuer and delivered to the Lead Managers or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Parent Guarantor and the Issuer to each Underwriter as to the matters set forth therein on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

The Parent Guarantor and the Issuer acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel for the Parent Guarantor, the Issuer and the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Parent Guarantor and the Issuer the aggregate principal amount of the Debt Securities set forth opposite their names on Schedule A at a purchase price of 98.737% of the principal amount thereof payable on the Closing Date (as defined below).

(b) The Closing Date. Delivery of certificates for the Securities in global form to be purchased by the Underwriters and payment therefor shall be made at the offices of O’Melveny & Myers LLP (or such other place as may be agreed to by the Parent Guarantor, the Issuer and the Lead Managers) at 9:00 a.m., New York City time, on May 13, 2015 or such other time not later than ten business days after the time and date the Lead Managers shall designate by notice to the Parent Guarantor and the Issuer (the time and date of such closing are called the “Closing Date”).

(c) Public Offering of the Securities. The Underwriters hereby advise the Parent Guarantor and the Issuer that they intend to offer the Securities for sale to the public, as described in the Disclosure Package and the Prospectus, their respective portions of the Securities, as soon after this Agreement has been executed as the Underwriters, in their sole judgment, have determined is advisable and practicable.

(d) Payment for the Securities. Payment for the Securities as provided herein shall be made at the Closing Date, by wire transfer of immediately available funds to the order of the Issuer. It is understood that the Lead Managers have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Securities the Underwriters have agreed to purchase. Either Morgan Stanley & Co. International plc, J.P. Morgan Securities plc or Merrill Lynch International, individually and not as the Lead Manager of the Underwriters, may (but shall not be obligated to) make payment for the Securities, if any, to be purchased by any Underwriter whose funds shall not have been received by the Lead Managers by the Closing Date, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(e) Delivery of the Securities. The Parent Guarantor and the Issuer shall deliver, or cause to be delivered, to the Underwriters the Securities at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Securities shall be in such denominations and registered in such names and denominations as the Lead Managers shall have requested at least two full business days prior to the Closing Date, and shall be made available for inspection on the business day preceding the Closing Date, at a location in New York City or London, United Kingdom, as the Lead Managers may designate. Delivery of the Securities shall be made through a common depositary using facilities of Euroclear and Clearstream unless the Lead Managers shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

SECTION 3. Additional Covenants. Each of the Issuer and Parent Guarantor further covenants and agrees, jointly and severally with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Parent Guarantor and the Issuer, subject to Section 3(b), will comply with the requirements of Rule 430B of the Securities Act Regulations, and will promptly notify the Lead Managers, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Preliminary Prospectus or the Prospectus, (ii) the receipt of any comments from the Commission during the

Prospectus Delivery Period (defined below), (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Preliminary Prospectus or the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or pursuant to Section 8A of the Securities Act. The Parent Guarantor and the Issuer will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Preliminary Prospectus and the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file such document. Each of the Parent Guarantor and the Issuer will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) Filing of Amendments. During such period beginning on the date of this Agreement and ending on the later of the Closing Date or such date as, in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 or any similar rule of the Securities Act Regulations (the “Prospectus Delivery Period”), each of the Parent Guarantor and the Issuer will give the Lead Managers notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the Securities Act Regulations), or any amendment, supplement or revision to the Disclosure Package or the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish the Lead Managers with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Lead Managers or counsel for the Underwriters shall reasonably object.

(c) Delivery of Registration Statements. The Parent Guarantor and the Issuer will deliver to the Underwriters and counsel for the Underwriters, without charge, as such Underwriter or counsel for the Underwriters may reasonably request, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Parent Guarantor and the Issuer will deliver to each Underwriter, without charge, as many copies of the Preliminary Prospectus as such Underwriter may reasonably request, and each of the Parent Guarantor and the Issuer hereby consents to the use of such copies for purposes of offering the Securities. The Parent Guarantor and the Issuer will furnish to each Underwriter, without charge, during the Prospectus Delivery Period, such number of copies of the Prospectus as such Underwriter may reasonably request. The Preliminary Prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Parent Guarantor and the Issuer will comply with the Securities Act and the Securities Act Regulations and the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Disclosure Package and the Prospectus. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if, in the opinion of counsel for the Underwriters or for the Parent Guarantor and the Issuer, it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or, if in the opinion of either such counsel, it is otherwise necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Parent Guarantor and the Issuer each agrees to (i) notify the Lead Managers of any such event or condition and (ii) promptly prepare (subject to Section 3(b) and 3(l) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers in such quantities as they may reasonably request, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

(f) Blue Sky Compliance. The Parent Guarantor and the Issuer shall cooperate with the Lead Managers and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Lead Managers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. Neither the Parent Guarantor nor the Issuer shall be required to qualify to transact business or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign business. The Parent Guarantor and the Issuer will advise the Lead Managers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the

Parent Guarantor and the Issuer shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(g) Use of Proceeds. The Issuer shall apply the net proceeds from the sale of the Securities in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus.

(h) Depository. The Parent Guarantor and the Issuer shall cooperate with the Lead Managers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of Clearstream and Euroclear.

(i) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Parent Guarantor and the Issuer shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act and the Exchange Act Regulations.

(j) Agreement Not to Offer or Sell Similar Securities. During the period commencing on the date hereof and ending on the Closing Date, the Issuer will not, without the prior written consent of the Lead Managers (which consent may be withheld at the sole discretion of the Lead Managers), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Issuer similar to the Debt Securities or securities exchangeable for or convertible into debt securities similar to the Debt Securities (other than as contemplated by this Agreement with respect to the Securities).

(k) Final Term Sheet. The Issuer will prepare a final term sheet containing only a description of the Securities, and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the “Final Term Sheet”). Any such Final Term Sheet is an Issuer Free Writing Prospectus for purposes of this Agreement. A form of the Final Term Sheet for the Debt Securities is attached hereto as Exhibit C.

(l) Permitted Free Writing Prospectuses. Each of the Parent Guarantor and the Issuer represents that it has not made, and agrees that, unless it obtains the prior written consent of the Lead Managers, it will not make, any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Parent Guarantor or the Issuer with the Commission or retained by the Parent Guarantor or the Issuer under Rule 433 of the Securities Act; provided that the prior written consent of the Underwriters shall be deemed to have been given in respect of any Issuer Free Writing Prospectuses identified in Annex I and Annex II to this Agreement. Any such free writing prospectus consented to or deemed to be consented to by the Underwriters is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Parent Guarantor and the Issuer each agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Parent Guarantor and the Issuer consent to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only (i) information describing the preliminary terms of the Securities or their offering or (ii) information that describes the final terms of the Securities or their offering and that is included in the Final Term Sheet of the Parent Guarantor and the Issuer contemplated in Section 3(k); provided that each Underwriter severally covenants with the Parent Guarantor and the Issuer not to take any action without the Parent Guarantor’s and the Issuer’s consent that would result in a free writing prospectus being required to be filed with the Commission under Rule 433(d) under the Securities Act that otherwise would not be required to be filed by the Parent Guarantor or the Issuer thereunder, but for the action of such Underwriter.

(m) Notice of Inability to Use Automatic Shelf Registration Statement Form. If at any time, when the Securities remain unsold by the Underwriters, the Parent Guarantor or the Issuer receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Parent Guarantor and the Issuer will (i) promptly notify the Lead Managers, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Lead Managers, (iii) use its best efforts to cause such registration statement of post-effective amendment to be declared effective and (iv) promptly notify the Lead Managers of such effectiveness. The Parent Guarantor and the Issuer will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Parent Guarantor or the Issuer has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(n) Filing Fees. The Parent Guarantor and the Issuer agree to pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act.

(o) No Stabilization. Neither the Parent Guarantor nor the Issuer will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby, provided, neither the Parent Guarantor nor the Issuer makes any covenant as to any actions which may be taken by the Underwriters.

(p) Listing. The Parent Guarantor and the Issuer will use its reasonable best efforts to cause the Debt Securities to be listed for trading on the New York Stock Exchange (“NYSE”) as promptly as practicable after the issuance of the Debt Securities and, upon such listing, will use its best efforts to maintain such listing and satisfy the requirements for such continued listing.

(q) Clearance and Settlement. The Parent Guarantor and the Issuer shall cooperate with the Underwriters and use reasonable best efforts to permit the Debt Securities to be eligible for clearance and settlement through the facilities of Clearstream and Euroclear.

(r) Stabilization. In connection with the issuance of the Debt Securities, the Parent Guarantor and the Issuer hereby authorizes Merrill Lynch International (in this capacity, the “Stabilizing Manager”) (or any person acting on behalf of the Stabilizing Manager) to over-allot Securities or effect transactions with a view to supporting the market price of the Debt Securities at a level higher than that which might otherwise prevail.

In connection with the issue of the Debt Securities, the Stabilizing Manager (or any person acting on behalf of the Stabilizing Manager) may over-allot Securities or effect transactions with a view to supporting the market price of the Debt Securities at a level higher than that which might otherwise prevail. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Any stabilization action may begin on or after the date on which adequate public disclosure of the final terms of the offer of the Debt Securities is made, and, if begun, may be ended at any time, but it must end no later than the earlier of 30 days after the issue of the Debt Securities and 60 days after the date of the allotment of the Debt Securities. Such stabilization shall be carried out in accordance with applicable laws and regulations. Any loss or profit sustained as a consequence of any such over-allotment or stabilization shall be for the account of the Stabilizing Manager. The Stabilizing Manager may conduct these transactions in the over-the-counter market or otherwise. If the Stabilizing Manager commences any stabilization action, it may discontinue them at any time.

The several Underwriters may, in their sole discretion, waive in writing the performance by the Parent Guarantor or the Issuer of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. The Parent Guarantor and the Issuer agree, jointly and severally, to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iii) all fees and expenses of the Parent Guarantor’s and the Issuer’s counsel, the Parent Guarantor’s and the Issuer’s independent public or certified public accountants and other advisors to the Parent Guarantor and the Issuer (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, the Preliminary Prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement and the Indenture and the listing of the Debt Securities on the NYSE (v) all filing fees, attorneys’ fees and expenses incurred by the Parent Guarantor, the Issuer or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if requested by the Lead Managers, preparing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vi) the filing fees incident to the review and approval by FINRA of the terms of the sale of the Securities, (vii) the fees and expenses of the Trustee and the Paying Agent, including the reasonable fees and disbursements of counsel for the Trustee and the Paying Agent in connection with the Indenture and the Securities, (viii) any fees payable in connection with the rating of the Securities by the ratings agencies, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Parent Guarantor and the Issuer in connection with approval of the Securities by Euroclear and Clearstream for “book-entry” transfer, (x) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, and (xi) all other fees, costs and expenses incurred in connection with the performance of the obligations of the Parent Guarantor and the Issuer hereunder for which provision is not otherwise made in this Section. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Parent Guarantor and the Issuer set forth in Section 1 hereof as of the date hereof, as of the Initial Sale Time, and as of the Closing Date, as though then made and to the timely performance by each of the Parent Guarantor and the Issuer of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Effectiveness of Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters, and neither the Parent Guarantor nor the Issuer, at the Execution Time, shall have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form. The Preliminary Prospectus and the Prospectus shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4), (5) or (8), as applicable (or any required post- effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

(b) Accountants’ Comfort Letter. On the date hereof, the Lead Managers shall have received from KPMG LLP, independent public or certified public accountants for the Parent Guarantor and the Issuer, a letter or letters dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Lead Managers, with respect to the audited financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(c) Bring-down Comfort Letter. On the Closing Date, the Lead Managers shall have received from KPMG LLP, independent public or certified public accountants for the Parent Guarantor and the Issuer, a letter or letters dated such date, in form and substance satisfactory to the Lead Managers, to the effect that they reaffirm the statements made in the letter or letters furnished by them pursuant to subsection (b) of this Section 5, except that the specified date referred to therein for KPMG LLP for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

(d) No Objection. If the Registration Statement and/or the offering of the Securities has been filed with FINRA for review, FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(e) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Lead Managers there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(f) Opinion of Counsels for the Parent Guarantor and the Issuer. On the Closing Date, the Lead Managers shall have received the favorable opinions of Mayer Brown LLP, counsel for the Parent Guarantor and the Issuer, dated as of such Closing Date, collectively covering, at a minimum, the opinions the form of which are attached as Exhibit A.

(g) Opinion of General Counsel of the Parent Guarantor and the Issuer. On the Closing Date, the Lead Managers shall have received the favorable opinion of the General Counsel or Deputy General Counsel of the Parent Guarantor and the Issuer, dated as of such Closing Date, the form of which is attached as Exhibit B.

(h) Opinion of Counsel for the Underwriters. On the Closing Date, the Lead Managers shall have received the favorable opinion of O’Melveny & Myers LLP, counsel for the Underwriters, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Lead Managers.

(i) Officers’ Certificate. On the Closing Date, the Lead Managers shall have received a written certificate executed by the Chief Executive Officer or General Counsel of the Parent Guarantor, and the Chief Financial Officer or Chief Accounting Officer of the Parent Guarantor, dated as of the Closing Date, to the effect that:

(i) neither the Parent Guarantor nor the Issuer has received a stop order suspending the effectiveness of the Registration Statement, and no proceedings for such purpose have been instituted or threatened by the Commission;

(ii) neither the Parent Guarantor nor the Issuer has received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form;

(iii) there has not occurred any downgrading, and neither the Parent Guarantor nor the Issuer have received any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Parent Guarantor, the Issuer or any of the subsidiaries of the Issuer by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act;

(iv) for the period from and after the date of this Agreement and prior to the Closing Date, there has not occurred any Material Adverse Change;

(v) the representations, warranties and covenants set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

(vi) each of the Parent Guarantor and the Issuer has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(j) Additional Documents. On or before the Closing Date, the Lead Managers and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

(k) Listing. On or before the Closing Date, an application for the listing of the Debt Securities shall have been submitted with the NYSE.

(l) Clearance and Settlement. On or before the Closing Date, the Debt Securities will be eligible for clearance and settlement through the facilities of Clearstream and Euroclear.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Lead Managers by notice to the Parent Guarantor and the Issuer at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Lead Managers pursuant to Section 5 or Section 11, or if the sale to the Underwriters of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Parent Guarantor or the Issuer to perform any agreement herein or to comply with any provision hereof, the Parent Guarantor and the Issuer agree, jointly and severally, to reimburse the Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offering Restrictions. In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each Underwriter severally represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the Securities which are the subject of the offering contemplated by the prospectus supplement to the public in that Relevant Member State other than:

(a) to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior written consent of the Underwriters; or

(c) in any other circumstances falling within Article 3(2) of the Prospectus Directive ;

provided that no such offer of the Securities shall require the Parent Guarantor, the Issuer or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of the Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive), and includes any relevant implementing measure in each Relevant Member State, and the expression 2010 PD Amending Directive means Directive 2010/73/EU.

Each Underwriter further severally represents and agrees that:

(a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA would not apply to the Issuer; and

(b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

SECTION 8. Indemnification.

(a) Indemnification of the Underwriters. Each of the Issuer and the Parent Guarantor agrees, jointly and severally, to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such Affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Parent Guarantor or otherwise permitted by paragraph (d) below), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act Regulations, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Issuer or the Parent Guarantor contained herein; or (iv) in whole or in part upon any failure of the Issuer or the Parent Guarantor to perform its obligations hereunder or under law; and to reimburse each Underwriter and each such Affiliate, officer, employee and controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Underwriters) as such expenses are reasonably incurred by such Underwriter or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuer or the Parent Guarantor by any Underwriter through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto), any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Issuer or the Parent Guarantor may otherwise have.

(b) Indemnification of the Issuer and the Parent Guarantor. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer and the Parent Guarantor, the directors of the Parent Guarantor (as applicable), each of their respective officers who signed the Registration Statement and each person, if any, who controls the Issuer or the Parent Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Issuer, the Parent Guarantor or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter or otherwise permitted by paragraph (d) below), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below)

arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, the Base Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuer or the Parent Guarantor by any Underwriter through the Lead Managers expressly for use therein, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Preliminary Prospectus and the Prospectus furnished on behalf of each Underwriter: the information contained in the third paragraph, the tenth paragraph and the third and fourth sentences of the eleventh paragraph under the caption “Underwriting (Conflicts of Interest)” and the fifth paragraph under the caption “About This Prospectus Supplement”; and to reimburse the Issuer or the Parent Guarantor, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Issuer or the Parent Guarantor, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced (through the forfeiture of substantive rights or defenses) as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Underwriters in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party shall authorize the indemnified party to employ separate counsel, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, that if it is ultimately determined that an indemnified party was not entitled to indemnification hereunder, such indemnified party shall be responsible for repaying or reimbursing such amounts to the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Parent Guarantor and the Issuer, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Parent Guarantor and the Issuer, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Parent Guarantor and the Issuer, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Parent Guarantor and the Issuer, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Parent Guarantor and the Issuer, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Parent Guarantor and the Issuer, on the one hand, or any Underwriter through the Lead Managers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

The Issuer, the Parent Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each Affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Parent Guarantor, each officer of the Parent Guarantor or the Issuer who signed the Registration Statement, and each person, if any, who controls the Issuer or the Parent Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuer or the Parent Guarantor.

SECTION 10. Default of One or More of the Several Underwriters. If, on the Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities, to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportion to the aggregate principal amounts of the Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of the Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Lead Managers with the consent of the non-defaulting Underwriters, to purchase such Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase such Securities and the aggregate principal amount of such Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of the Securities to be purchased on such date, and arrangements satisfactory to the Lead Managers and the Issuer for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Lead Managers or the Issuer shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 11. Termination of this Agreement. On or after the Initial Sale Time and prior to the Closing Date, this Agreement may be terminated by the Lead Managers by notice given to the Parent Guarantor and the Issuer if at any time (i) trading or quotation in any of the Parent Guarantor’s or the Issuer’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity involving the United States, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Lead Managers is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the Disclosure Package and the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Lead Managers there shall have occurred any Material Adverse Change; or (v) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States or with respect to the Clearstream or Euroclear systems in Europe. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Issuer to any Underwriter, except that the Parent Guarantor and the Issuer shall be obligated to reimburse the expenses of the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Parent Guarantor or the Issuer, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Parent Guarantor and the Issuer, of their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriters, the Parent Guarantor or the Issuer or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Lead Managers:

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

Attention: Head of Transaction Management Group, Global Capital Markets

Fax No.: +44 207 056 4984

and

J.P. Morgan Securities plc

25 Bank Street

London E14 5JP

United Kingdom

Attention: Head of Debt Syndicate and Head of EMEA Debt Capital Markets Group,

Legal

Fax No.: +44 20 3493 0682

and

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

Attention: Syndicate Desk

Fax No.: +44 20 7995 2968

with a copy to:

O’Melveny & Myers LLP

Times Square Tower

7 Times Square

New York, New York 10036

Facsimile: (212) 326-2061

Attention: Michael J. Schiavone

If to the Parent Guarantor or the Issuer:

Prologis, Inc.

4545 Airport Way

Denver, Colorado 80239

Facsimile: (303) 567-5761

Attention: General Counsel

with a copy to:

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

Facsimile: (312) 706-8148

Attention: Michael L. Hermsen

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Patriot Act. The Underwriters hereby notify the Parent Guarantor and the Issuer that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56

(signed into law October 26, 2001)), they are required to obtain, verify and record information that identifies the Parent Guarantor and the Issuer, including the name and address of the Parent Guarantor and the Issuer and other information that will allow the underwriters to identify the Parent Guarantor and the Issuer in accordance with the USA Patriot Act.

SECTION 17. Governing Law Provisions. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

SECTION 18. No Fiduciary Duty. The Parent Guarantor and the Issuer each acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Parent Guarantor and the Issuer, on the one hand, and the several Underwriters, on the other hand, and the Parent Guarantor and the Issuer is each capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Parent Guarantor or the Issuer or their affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Parent Guarantor or the Issuer with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Parent Guarantor or the Issuer on other matters) and no Underwriter has any obligation to the Parent Guarantor or the Issuer with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Parent Guarantor and the Issuer and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and Parent Guarantor and the Issuer has consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Parent Guarantor, the Issuer and the several Underwriters, or any of them, with respect to the subject matter hereof. The Parent Guarantor and the Issuer each hereby waives and releases, jointly and severally, to the fullest extent permitted by law, any claims that the Parent Guarantor or the Issuer may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Parent Guarantor and the Issuer, their affairs and their businesses in order to assure that adequate disclosure has been made in the Registration Statement, the Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

SECTION 20. Agreement Among Managers. The Underwriters agree as between themselves that they will be bound by and will comply with the International Capital Markets Association Agreement Among Managers Version 1/New York Law Schedule (the “Agreement Among Managers”) as amended in the manner set out below: For purposes of the Agreement Among Managers, “Managers” means the Underwriters and the Underwriters shall be joint “Lead Managers”, “Settlement Lead Manager” and “Stabilising Manager” mean Morgan Stanley & Co. International plc, and “Subscription Agreement” means the Underwriting Agreement. Clause 3 of the Agreement Among Managers shall be deleted in its entirety and replaced with Section 10 of this Underwriting Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Issuer the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

PROLOGIS, L.P., as Issuer

By:	/s/ Tim Arndt
Name:	Tim Arndt
Title:	Senior Vice President, Treasurer

PROLOGIS, INC., as Parent Guarantor

By:	/s/ Tim Arndt
Name:	Tim Arndt
Title:	Senior Vice President, Treasurer

Prologis, L.P. - Underwriting Agreement Signature Page - Issuer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

MORGAN STANLEY & CO. INTERNATIONAL PLC

By:	/s/ Delphine Mourot
Name:	Delphine Mourot
Title:	Executive Director

Prologis, L.P. – Underwriting Agreement Signature Page – Underwriters

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

J.P. MORGAN SECURITIES PLC

By:	/s/ Marc Lewell
Name:	Marc Lewell
Title:	Managing Director

Prologis, L.P. – Underwriting Agreement Signature Page – Underwriters

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

MERRILL LYNCH INTERNATIONAL

By:	/s/ Mark Kitchen
Name:	Mark Kitchen
Title:	Director

Prologis, L.P. – Underwriting Agreement Signature Page – Underwriters

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

CITIGROUP GLOBAL MARKETS LIMITED

By:	/s/ Jackie Leggett
Name:	Jackie Leggett
Title:	Delegated Signatory

Prologis, Inc. – Underwriting Agreement Signature Page – Underwriters

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

GOLDMAN, SACHS & CO.

By:	/s/ Adam Greene
Name:	Adam Greene
Title:	Vice President

Prologis, Inc. – Underwriting Agreement Signature Page – Underwriters

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

WELLS FARGO SECURITIES INTERNATIONAL LIMITED

By:	/s/ Faye Thorogood
Name:	Faye Thorogood
Title:	Vice President

Prologis, Inc. – Underwriting Agreement Signature Page – Underwriters

SCHEDULE A

Underwriters	Aggregate Principal Amount of Debt Securities to be Purchased
Morgan Stanley & Co. International plc	€332,500,000
Merrill Lynch International	73,500,000
J.P. Morgan Securities plc	73,500,000
Citigroup Global Markets Limited	73,500,000
Goldman, Sachs & Co.	73,500,000
Wells Fargo Securities International Limited	73,500,000

Total	€700,000,000

Sched. A-1

SCHEDULE B

LIST OF SIGNIFICANT SUBSIDIARIES

Prologis, L.P.

Prologis

Palmtree Acquisition Corporation

Prologis Logistics Services Incorporated

Prologis NA2 Sub LP

PLD International Holding LLC

AMB Asia, LLC

Prologis North American Industrial Fund LP

Sched. B-1

ANNEX I

Prologis, L.P.—Issuer Free Writing Prospectuses

Forming Part of the Disclosure Package

1.	Final Term Sheet, dated May 6, 2015, for the 1.375% Notes due 2021.

Annex I-1

ANNEX II

Prologis, L.P.—Issuer Free Writing Prospectuses

Not Forming Part of the Disclosure Package

1.	Electronic (Netroadshow) road show of the Issuer, dated May 6, 2015.

Annex II-1

EXHIBIT A

Opinions of counsels for the Parent Guarantor and the Issuer to be delivered pursuant to Section 5(f) of the Underwriting Agreement.

References to the Preliminary Prospectus or the Prospectus in this Exhibit A include any supplements thereto at the Closing Date.

(i) The Parent Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has all power and authority necessary to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, the Guarantees and the Indenture. The Parent Guarantor is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(ii) This Agreement has been duly authorized, executed and delivered by the Issuer and the Parent Guarantor, in its individual capacity and in its capacity as the general partner of the Issuer.

(iii) The Acquisition Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Parent Guarantor, enforceable against the Parent Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(iv) The Issuer is a limited partnership duly formed and validly existing as a limited partnership in good standing under the laws of the State of Delaware and has all limited partnership power and authority to own, lease and operate its properties, to conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Debt Securities. The Issuer is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(v) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Issuer and the Parent Guarantor, in its individual capacity and in its capacity as the general partner of the Issuer, and constitutes a valid and binding agreement of the Parent Guarantor and the Issuer, enforceable against each of the Parent Guarantor and the Issuer in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

Exhibit A-1

(vi) The Debt Securities have been duly authorized by the Issuer for execution, issuance and sale pursuant to this Agreement and the Indenture and, when executed by the Issuer and authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Issuer, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(vii) The Guarantees have been duly authorized by the Parent Guarantor and when the Debt Securities are duly executed, issued and delivered by the Issuer against payment as provided in this Agreement and when the Guarantees are executed by the Parent Guarantor, the Guarantees will constitute valid and binding obligations of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(viii) The Registration Statement became effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act. To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Preliminary Prospectus and the Prospectus or any supplements thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

(ix) The Registration Statement, the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, including any document incorporated by reference therein (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement and other than the Form T-1, as to which no opinion need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act.

(x) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.

(xi) The statements (A) in the Base Prospectus under the captions “Description of Debt Securities”, “Certain Provisions of Maryland Law and of Our Charter and Bylaws”, “Description of Certain Provisions of the Partnership Agreement of Prologis, L.P.”, “Description of Certain Provisions of the Partnership Agreement of Prologis 2, L.P.” and “United States Federal Income Tax Considerations,” (B) in each of the Preliminary Prospectus Supplement and the Prospectus Supplement under the captions “Description of Notes” and “United States Federal Income Tax Considerations,” (C) incorporated by reference in the Preliminary Prospectus and

Exhibit A-2

the Prospectus from Item 3 of Part I of the Annual Report on Form 10-K, and (D) in the Item 15 of the Registration Statement, in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

(xii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Parent Guarantor’s, in its individual capacity and in its capacity as the general partner of the Issuer, as the case may be, or the Issuer’s execution, delivery and performance of this Agreement and the Indenture, and the consummation of the transactions contemplated by this Agreement and the Indenture (including the execution, issuance and delivery of the Securities) and by the Disclosure Package and the Prospectus, except such as have been obtained or made by the Parent Guarantor or the Issuer and are in full force and effect under the Securities Act, Trust Indenture Act, applicable state securities or blue sky laws and from FINRA and consents the failure of which to obtain would not have a material adverse effect on the transactions contemplated by the Agreement or the Indenture or on the validity and enforceability of the Securities and the Indenture.

(xiii) The execution and delivery of the Agreement and the Indenture and the consummation of the transactions contemplated hereby (including the issuance and delivery of the Securities), and the performance of the Indenture by the Parent Guarantor, in its individual capacity and in its capacity as the general partner of the Issuer, as the case may be, and the Issuer, and the execution, issuance and delivery of the Guarantees by the Parent Guarantor and the Debt Securities by the Issuer and the performance by the Parent Guarantor and the Issuer of their obligations hereunder (other than performance by the Parent Guarantor and the Issuer of their obligations under the indemnification section of the Agreement, as to which no opinion need be rendered) and under the Indenture, the Debt Securities and the Guarantees, as applicable, (A) will not result in any violation of the provisions of the charter or by-laws or other similar constitutive documents of the Parent Guarantor, the Issuer or any Significant Subsidiary incorporated or organized in a jurisdiction located in the United States (each, a “U.S. Significant Subsidiary”); (B) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Parent Guarantor, the Issuer or any of the U.S. Significant Subsidiaries pursuant to (y) the Global Senior Credit Agreement, dated as of July 11, 2013, by and among the Parent Guarantor, the Issuer, certain other borrowers, various lenders, Bank of America, N.A., as global administrative agent, U.S. funding agent, U.S. swing line lender and a U.S. L/C issuer, The Royal Bank of Scotland plc, as Euro funding agent, The Royal Bank of Scotland N.V., as Euro swing line lender and a Euro L/C issuer, and Sumitomo Mitsui Banking Corporation, as Yen funding agent and a Yen L/C issuer (other than with respect to compliance by the Parent Guarantor, the Issuer or any subsidiary with any financial covenants as to which no opinion need be rendered), as amended, or (z) to the best knowledge of such counsel, any other material Existing Instrument; or (C) to the best knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Parent Guarantor, the Issuer or any U.S. Significant Subsidiary, other than in the case of clauses (B) and (C), such Defaults and violations as would not, individually or in the aggregate, result in a Material Adverse Change or materially adversely affect the Parent Guarantor’s or Issuer’s ability to consummate the transactions contemplated by the Agreement.

Exhibit A-3

(xiv) Each of the Parent Guarantor and the Issuer are not, and after receipt of payment for the Securities and the application of the proceeds as described in the Disclosure Package and the Prospectus under “Use of Proceeds” will not be, an “investment company” within the meaning of the Investment Company Act.

(xv) The Parent Guarantor has qualified to be taxed as a real estate investment trust pursuant to the Internal Revenue Code for its taxable years ended December 31, 2014, 2013 and 2012 and the Parent Guarantor’s present organization and ownership, and the Parent Guarantor’s present and proposed method of operation, assets and income are such that the Parent Guarantor is in a position under present law to so qualify for the fiscal year ended December 31, 2015 and in the future.

(xvi) The investments of the Parent Guarantor described in the Disclosure Package and the Prospectus are permitted investments under the Articles of Incorporation of the Parent Guarantor.

In addition, such counsel shall state that they have examined various documents and records and participated in conferences with the Lead Managers, officers and other representatives of the Parent Guarantor and Issuer, representatives of the independent public or certified public accountants for the Parent Guarantor and the Issuer and with representatives of the Underwriters at which the contents of the Registration Statement, the Disclosure Package and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus, including the documents incorporated by reference therein (other than as specified above) or any supplement or amendment thereto, on the basis of the foregoing, no facts came to their attention that caused them to believe that (i) the Registration Statement or any amendments thereto, at the most recent deemed effective date pursuant to Rule 430B(f)(2) under the Securities Act prior to the Initial Sale Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package as of the Initial Sale Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for the Form T-1 and the financial statements, supporting schedules and other financial or statistical data included or incorporated by reference therein or derived or omitted therefrom as to which such counsel need express no belief).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws regarding real estate investment trusts of the State of Maryland or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date, shall be satisfactory in form and substance to the Lead Managers, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Underwriters) of other counsel of good standing

Exhibit A-4

whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, (B) upon the opinion of general counsel of the Parent Guarantor and the Issuer referred to in Section 5(g) of the Agreement, and (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Parent Guarantor and the Issuer and public officials and on the representations of the Parent Guarantor and the Issuer as provided in the Agreement. In rendering the opinions contained in paragraphs (x) and (xiv), such opinion may be based upon (a) the Internal Revenue Code and the rules and regulations promulgated thereunder and the interpretations of the Internal Revenue Code and such regulations by the courts and the Internal Revenue Service, all as they are in effect and exist at the time of the opinion, (b) Maryland law existing and applicable to the Parent Guarantor, (c) facts and other matters set forth in the Disclosure Package and the Prospectus, (d) the provisions of the Articles of Incorporation of the Parent Guarantor and the constitutive documents of the Issuer, the agreements relating to properties owned by the Parent Guarantor and (e) certain statements and representations as to factual matters made by the Parent Guarantor and the Issuer to such counsel provided that such statements and representations are also set forth in a certificate to the Underwriters.

Exhibit A-5

EXHIBIT B

Opinion of the General Counsel or Deputy General Counsel of the Parent Guarantor and the Issuer to be delivered pursuant to Section 5(g) of the Underwriting Agreement.

References to the Preliminary Prospectus or the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.

(i) The Parent Guarantor is the sole general partner of the Issuer.

(ii) The partnership units of the Issuer (the “Units”) held by the Parent Guarantor have been duly authorized and validly issued. The Units owned by the Parent Guarantor are owned of record directly by the Parent Guarantor and, to the best of counsel’s knowledge, are free and clear of all liens and encumbrances.

(iii) Each of the Significant Subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, trust, partnership or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus. Each Significant Subsidiary is duly qualified as a foreign corporation, trust, partnership or limited liability company to transact business and (except as to any general partnership) is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(iv) All of the issued and outstanding capital stock and other equity interests of each Significant Subsidiary have been duly authorized and validly issued, is fully paid and (except for general partnership interests) non-assessable; all shares of outstanding capital stock and other equity interests of each Significant Subsidiary held by the Parent Guarantor, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for such security interests, mortgages, pledges, liens, encumbrances and claims as would not, individually or in the aggregate, result in a Material Adverse Change.

(v) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, the Preliminary Prospectus or the Prospectus, other than those disclosed therein.

(vi) To the best knowledge of such counsel, there are no Existing Instruments required to be described or referred to in the Registration Statement, or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

(vii) To the best knowledge of such counsel, none of the Parent Guarantor, the Issuer nor any subsidiary formed in the United States is in (A) violation of its charter or by-laws or

Exhibit B-1

other similar constitutive documents or (B) violation of any applicable law, administrative regulation or administrative or court decree applicable to the Parent Guarantor or any Significant Subsidiary or (C) is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing Instrument, except in the case of (B) and (C) above, for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Illinois or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Managers and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Operating Partnership and public officials.

Exhibit B-2

EXHIBIT C

Form of Term Sheet

[INSERT LEGEND WHEN FILING]

[●] Notes due 20[●]

Issuer:

Guarantor:

Legal Format:

Security:

Size:

Expected Ratings (Moody’s/S&P)*:

Maturity Date:

Coupon:

Price to Public:

Underwriting Discount:

Net Proceeds, Before Expenses, to Issuer:

Mid-Swaps Yield:

Spread to Mid-Swap:

Benchmark Bund:

Benchmark Bund Yield / Price:

Spread to Benchmark Bund:

Yield to Maturity:

Interest Payment Dates:

Day Count Convention:

Optional Redemption:

Settlement Date:

Trade Date:

Use of Proceeds:

Currency of Payment:

Exhibit C-1

Payment of Additional Amounts:

Redemption for Tax Reasons:

Denominations:

ISIN/Common Code/CUSIP:

Listing:

Joint Book-Running Managers:

Senior Co-Managers:

Co-Managers:

Junior Co-Managers:

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and supplement thereto in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer, the guarantor and this offering. You may get these documents for free by visiting EDGAR on the SEC’s Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting: Morgan Stanley & Co. International plc or J.P. Morgan Securities plc at +44 207-134-2468 or Merrill Lynch International at 1-800-294-1322 or at 1-866-718-1649.

Exhibit C-2